                                                                      EXHIBIT 24
American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Robert M. Devlin
                              ---------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.

                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ J. Evans Attwell
                              --------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Brady F. Carruth
                              ---------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ W. Lipscomb Davis, Jr.
                              --------------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Larry D. Horner
                              -------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Michael E. Murphy
                              ---------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Richard J. V. Johnson
                              -------------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Jon P. Newton
                              -----------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Michael J. Poulos
                              ----------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Robert E. Smittcamp
                              -----------------------

American General Corporation:  Board of Directors

Date:     November 6, 1998
Subject:  Form S-3; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of American General Corporation to execute, on behalf of the undersigned person, one or more the Company's Registration Statements on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to make the necessary filings with the SEC.


                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with the General Agents Incentive Compensation Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, one or more Registration Statements on Form S-3 (including any necessary Registration Statements filed pursuant to General Instruction IV to Form S-3) and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of November, 1998.


                              /s/ Anne M. Tatlock
                              -------------------